Exhibit 10.2

                                                                  EXECUTION COPY


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                           CC CREDIT CARD CORPORATION,
                                 as Corporation


                                       and


                             THE TRAVELERS BANK USA,
                                as Account Owner




                         RECEIVABLES TRANSFER AGREEMENT

                            Dated as of March 1, 1998


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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.   Definitions..................................................  1
Section 1.02.   Other Definitional Provisions................................  4

                                   ARTICLE II

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

Section 2.01.   Purchase.....................................................  4
Section 2.02.   Addition of Additional Accounts..............................  6
Section 2.03.   Representations and Warranties...............................  7
Section 2.04.   Delivery of Documents........................................  7

                                   ARTICLE III

                            CONSIDERATION AND PAYMENT

Section 3.01.   Purchase Price...............................................  8
Section 3.02.   Adjustments to Purchase Price................................  8

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

Section 4.01.   Representations and Warranties of the Account Owner
                Relating to the Account Owner................................  9
Section 4.02.   Representations and Warranties of the Account Owner
                Relating to the Agreement and the Receivables................ 10
Section 4.03.   Representations and Warranties of the Corporation............ 12

                                    ARTICLE V

                                    COVENANTS

Section 5.01.   Covenants of the Account Owner............................... 13
Section 5.02.   Covenants of the Account Owner with Respect to Portfolio
                Yield and Cardholder Agreements.............................. 15


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

                                   ARTICLE VI

                              REPURCHASE OBLIGATION

Section 6.01.   Reassignment of Ineligible Receivables....................... 16
Section 6.02.   Reassignment of Receivables in Trust Portfolio............... 16

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

Section 7.01.   Conditions to the Corporation's Obligations Regarding Initial
                Receivables.................................................. 17
Section 7.02.   Conditions Precedent to the Account Owner's Obligations...... 18

                          TERM AND PURCHASE TERMINATION

Section 8.01.   Term......................................................... 18
Section 8.02.   Purchase Termination......................................... 18

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

Section 9.01.   Amendment.................................................... 19
Section 9.02.   Governing Law................................................ 19
Section 9.03.   Notices...................................................... 19
Section 9.04.   Severability of Provisions................................... 20
Section 9.05.   Assignment................................................... 20
Section 9.06.   Acknowledgement and Agreement of the Account Owner........... 20
Section 9.07.   Further Assurances........................................... 20
Section 9.08.   No Waiver; Cumulative Remedies............................... 21
Section 9.09.   Counterparts................................................. 21
Section 9.10.   Binding; Third-Party Beneficiaries........................... 21
Section 9.11.   Merger and Integration....................................... 21
Section 9.12.   Headings..................................................... 21
Section 9.13.   Schedules and Exhibits....................................... 21
Section 9.14.   Survival of Representations and Warranties................... 21
Section 9.15.   Nonpetition Covenant......................................... 22


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

            RECEIVABLES TRANSFER AGREEMENT, dated as of March 1, 1998, by and between THE TRAVELERS BANK USA, a Delaware state chartered banking corporation (the "Account Owner"), and CC CREDIT CARD CORPORATION, a Delaware corporation (the "Corporation").

                              W I T N E S S E T H:

            WHEREAS, the Corporation desires to purchase, from time to time, certain Receivables (hereinafter defined) arising in certain credit card accounts of the Account Owner;

            WHEREAS, the Account Owner desires to sell from time to time and assign certain Receivables to the Account Owner upon the terms and conditions hereinafter set forth;

            WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by the Corporation to the Trust (hereinafter defined) in connection with the issuance of certain Certificates (hereinafter defined); and

            WHEREAS, the Account Owner agrees that all covenants and agreements made by the Account Owner herein with respect to the Accounts (hereinafter defined) and Receivables shall also be for the benefit of the Trustee (hereinafter defined) and all beneficiaries of the Trust, including the holders of the Certificates.

            NOW, THEREFORE, it is hereby agreed by and between the Account Owner and the Corporation as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Definitions. All capitalized terms used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Pooling and Servicing Agreement; in addition, the following words and phrases shall have the following meanings:

            "Account" shall mean each Initial Account and each Additional Account (but only from and after the Addition Date with respect thereto) but shall exclude any Account in which all the Receivables are either reassigned or assigned to the Corporation or its designee or to the Servicer in accordance with the terms of the Pooling and Servicing Agreement and shall exclude any Account all the Receivables in which are, after the Removal Date, not to be assigned to the Corporation pursuant to subsection 2.01(e) hereof. The definition of Account shall include each account into which an Account shall be transferred (a

            "Transferred Account"), provided that (i) such transfer is made in accordance with the Credit Card Guidelines and (ii) such Transferred Account can be traced or identified as an account into which an Account has been transferred.

            "Account Owner" shall mean The Travelers Bank USA, a Delaware state chartered banking corporation.

            "Additional Account" shall mean each consumer revolving credit card account established pursuant to a Cardholder Agreement, which account is designated by the Account Owner pursuant to Section 2.01 or 2.02 hereof to be included as an Account and which is identified in a computer file or microfiche list delivered to the Corporation or to the Trustee pursuant to subsection 2.01(c) or Section 2.04.

            "Addition Cut-Off Date" shall mean with respect to any Additional Accounts the date specified in the related Assignment.

            "Addition Date" shall mean with respect to Additional Accounts, the date on which the Receivables in such Additional Accounts are conveyed to the Trust pursuant to Section 2.02.

            "Addition Notice Date" shall have the meaning specified in Section
2.02 of this Agreement.

            "Agreement" shall mean this Receivables Transfer Agreement and all amendments hereof and supplements hereto.

            "Conveyance" shall have the meaning specified in subsection 2.01(a).

            "Conveyance Papers" shall have the meaning specified in subsection 4.01(c).

            "Corporation" shall mean CC Credit Card Corporation, a Delaware corporation, and its permitted successors and assigns.

            "Credit Adjustment" shall have the meaning specified in Section
3.02.

            "Debtor Relief Laws" shall mean (i) the Bankruptcy Code of the United States of America and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

            "Finance Charge Receivables" shall mean all Receivables in the Accounts which would be treated as "Finance Charge Receivables" in accordance with the Pooling and Servicing Agreement.


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

            "Initial Account" shall mean each MasterCard(R) and VISA(R)1 account established pursuant to a Cardholder Agreement between The Travelers Bank USA and any person, and identified by account number and by the Receivable balance in a computer file or microfiche list delivered to the Trustee by the Corporation on or prior to the Initial Closing Date pursuant to subsection 2.01(c).

            "Initial Closing Date" shall mean March 6, 1998.

            "Initial Cut-Off Date" shall mean December 31, 1997.

            "Insolvency Event" shall have the meaning specified in Section 8.02.

            "New Principal Receivables" shall have the meaning set forth in
Section 3.01.

            "Obligor" shall mean, with respect to each Account, each person that would be treated as an "Obligor" in accordance with the definition for such term in the Pooling and Servicing Agreement.

            "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, dated as of March 1, 1998, among CC Credit Card Corporation, as Transferor, Travelers Bank & Trust, fsb, in its individual capacity and as Servicer, and the Trustee, together with all amendments and supplements thereto.

            "Portfolio Reassignment Price" shall mean that portion of the amount payable by the Corporation to the Trustee pursuant to Section 2.06 of the Pooling and Servicing Agreement which is allocable to the Receivables in Accounts of the Account Owner hereunder.

            "Principal Receivables" shall mean all Receivables in the Accounts that would be treated as "Principal Receivables" in accordance with the definition for such term in the Pooling and Servicing Agreement.

            "Purchase Price" shall have the meaning set forth in Section 3.01.

            "Purchased Assets" shall have the meaning set forth in Section 2.01.

            "Receivables" shall mean all amounts shown on the Servicer's records as amounts payable by Obligors on any Account with respect to which the Account Owner hereunder is the Account Owner, from time to time, including amounts payable for Principal Receivables and Finance Charge Receivables. Receivables which become Defaulted Receivables will cease to be included as Receivables as of the day on which they become Defaulted Receivables.

------------------
1 MasterCard and VISA are registered trademarks of MasterCard International Incorporated and of VISA USA, Inc., respectively.


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

            "Removed Account" shall mean an Account hereunder that is a "Removed Account" (as such term is defined in the Pooling and Servicing Agreement) that is designated for removal pursuant to Section 2.10 of the Pooling and Servicing Agreement.

            "Repurchase Price" shall have the meaning set forth in subsection 6.01(b) hereof.

            "Supplemental Conveyance" shall have the meaning set forth in
Section 2.04.

            "Trust" shall mean the Travelers Bank Credit Card Master Trust I created by the Pooling and Servicing Agreement.

            "Trustee" shall mean The Bank of New York, a New York banking corporation, the institution executing the Pooling and Servicing Agreement as, and acting in the capacity of Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Pooling and Servicing Agreement.

            Section 1.02. Other Definitional Provisions.

            (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

            (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement, as such Sections, subsections, Schedules and Exhibits may be amended, unless otherwise specified.

            (c) All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Pooling and Servicing Agreement and all applicable Supplements.

                                   ARTICLE II

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

            Section 2.01. Purchase.

            (a) By execution of this Agreement, the Account Owner does hereby sell, transfer, assign, set over and otherwise convey to the Corporation (collectively, the "Conveyance"), without recourse except as provided herein, all its right, title and interest in, to and under the Receivables existing at the close of business on the Initial Cut-Off Date, in the case of Receivables arising in the Initial Accounts, and the Receivables existing at the


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close of business on each Addition Cut-Off Date, in the case of Receivables arising in the Additional Accounts, and, in each case, the Receivables thereafter created from time to time until the termination of the Trust or until such Account becomes a Removed Account, all monies due or to become due and all amounts received with respect thereto (excluding, however, any and all Recoveries) and all proceeds (including "proceeds" as defined in the UCC) thereof (the "Purchased Assets").

            (b) In connection with such Conveyance, the Account Owner agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables and other Purchased Assets now existing and hereafter created, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Purchased Assets from the Account Owner to the Corporation, (ii) that such financing statements shall name the Account Owner, as seller, and the Corporation, as purchaser, of the Receivables and other Purchased Assets and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to the Corporation as soon as is practicable after filing.

            (c) In connection with such Conveyance, the Account Owner further agrees that it will, at its own expense, (i) on or prior to (x) the Initial Closing Date, in the case of Initial Accounts, (y) the applicable Addition Date, in the case of Additional Accounts and (z) the applicable Removal Date, in the case of Removed Accounts, indicate in its computer files with the code "30" or "31" or any other clearly specified code in the FDR Account Flagged field of such computer files that, in the case of the Initial Accounts or the Additional Accounts, Receivables created in connection with such Accounts have been conveyed to the Corporation in accordance with this Agreement and have been conveyed by the Corporation to the Trustee pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders by including (or deleting, in the case of newly originated Receivables in Removed Accounts) in such computer files the code identifying each such Account and (ii) deliver on or before the Initial Closing Date, in the case of the Initial Accounts, or on or before the Addition Date, in the case of the Additional Accounts, to the Corporation or the Trustee, as the Corporation's nominee, a computer file or microfiche file containing a true and complete list of all such Accounts specifying for each such Account, as of the Initial Cut-Off Date, in the case of Initial Accounts, the applicable Addition Cut-Off Date, in the case of Additional Accounts, and the applicable Removal Cut-Off Date, in the case of Removed Accounts, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account. Each such file or list, as supplemented from time to time to reflect Additional Accounts or Removed Accounts, shall be marked as Schedule I to this Agreement, shall be delivered to the Corporation or the Trustee, as the Corporation's nominee, and is hereby incorporated into and made a part of this Agreement. The Account Owner further agrees not to alter the code referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account or unless and until (i) the Account Owner shall give written notice of any such alteration to the Corporation and to the Trustee, such written notice to be as of the date of its receipt by the Trustee incorporated


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

into and part of this Agreement and (ii) the Account Owner and the Corporation shall execute and file any UCC financing statement or amendment thereof necessitated by such alteration.

            (d) The parties hereto intend that the conveyance of the Account Owner's right, title and interest in and to the Receivables and the other Purchased Assets shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Account Owner to the Corporation. It is the intention of the parties hereto that the arrangements with respect to the Receivables and other Purchased Assets shall constitute a purchase and sale of such Receivables and not a loan. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Account Owner shall be deemed to have granted and does hereby grant to the Corporation a first priority perfected security interest, in all of the Account Owner's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and other Purchased Assets to secure the rights of the Corporation hereunder and the obligations of the Account Owner hereunder.

            (e) If any Account becomes a Removed Account as provided in Section
2.10 of the Pooling and Servicing Agreement, the Account Owner, upon being notified of the removal of such Account shall cease to sell the Receivables arising therein to the Corporation.

            Section 2.02. Addition of Additional Accounts.

            (a) If, from time to time, the Corporation becomes obligated to designate Additional Accounts (as such term is defined in the Pooling and Servicing Agreement) pursuant to subsection 2.09(a) of the Pooling and Servicing Agreement, then the Corporation may, at its option, give the Account Owner written notice thereof on or before the tenth Business Day (the "Addition Notice Date") prior to the Addition Date therefor, and upon receipt of such notice the Account Owner shall on or before the Addition Date, designate sufficient Eligible Accounts to be included as Additional Accounts so that after the inclusion thereof the Corporation will be in compliance with the requirements of said subsection 2.09(a) of the Pooling and Servicing Agreement. Additionally, subject to subsection 2.02(b) hereof, from time to time Eligible Accounts may be designated to be included as Additional Accounts, upon the mutual agreement of the Corporation and the Account Owner. In either event, the Account Owner shall have sole responsibility for selecting the Additional Accounts and shall determine and notify the Corporation of the Addition Cut-Off Date with respect to such Additional Accounts.

            (b) On the Addition Date with respect to any designation of Additional Accounts, the Corporation shall purchase the Account Owner's right, title and interest in, to and under the Receivables in Additional Accounts (as of the Addition Cut-Off Date) (and such Additional Accounts shall be deemed to be Accounts for purposes of this Agreement), subject to the satisfaction of the following conditions:


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            i) all Additional Accounts shall be Eligible Accounts;

            ii) the Account Owner shall have delivered to the Corporation copies of UCC financing statements covering such Additional Accounts, if necessary to perfect the Corporation's ownership of the Receivables arising therein;

            iii) to the extent required of the Corporation by Section 4.03 of the Pooling and Servicing Agreement, the Account Owner shall have deposited in the Collection Account all Collections with respect to such Additional Accounts since the Addition Cut-Off Date;

            iv) as of each of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Account Owner shall have occurred nor shall the transfer to the Corporation of the Receivables arising in the Additional Accounts have been made in contemplation of the occurrence thereof; and

            v) the Account Owner shall have delivered to the Corporation an Officer's Certificate, dated the Addition Date, (a) stating that, as of the applicable Addition Cut-Off Date, the Additional Accounts are all Eligible Accounts (b) confirming, to the extent applicable, the items set forth in clauses (ii) through (iv) above; and (c) stating that the Account Owner reasonably believes that the addition to the Trust of the Receivables arising in the Additional Accounts will not based on the facts known to such officer at the time of such addition, then or thereafter cause an Adverse Effect to occur.

            Section 2.03. Representations and Warranties. The Account Owner hereby represents and warrants to the Corporation as of the related Addition Date that, in the case of the Initial Accounts, the computer file or microfiche file delivered pursuant to Section 2.01(c) hereof and marked as Schedule I to this Agreement delivered pursuant to Section 2.01(c) hereof and, in the case of Additional Accounts, the list delivered pursuant to Section 2.04 below is, as of the applicable Addition Cut-Off Date, true and complete in all material respects.

            Section 2.04. Delivery of Documents. In the case of the designation of Additional Accounts, the Account Owner shall deliver to the Corporation or the Trustee (i) the schedule to be delivered pursuant to Section 2.01 hereof with respect to such Additional Accounts on the date such file or list is required to be delivered pursuant to Section 2.01 (the "Document Delivery Date") and (ii) with respect to Additional Accounts, a duly executed written assignment (including an acceptance by the Corporation), substantially in the form of Exhibit A (the "Supplemental Conveyance"), on the Addition Date.


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

                                   ARTICLE III

                            CONSIDERATION AND PAYMENT

            Section 3.01. Purchase Price.

            (a) The "Purchase Price" for the Receivables in the Initial Accounts as of the Initial Cut-Off Date conveyed to the Corporation under this Agreement shall be payable on the Initial Closing Date and shall be an amount equal to the balance of the Receivables in the Initial Accounts as of the Initial Cut-Off Date, adjusted to reflect such factors as the Account Owner and the Corporation mutually agree will result in a Purchase Price determined to be not less than the fair market value of such Receivables. This computation of initial purchase price should assume no reinvestment in new Receivables. The Purchase Price for the Receivables (including Receivables in Additional Accounts) to be conveyed to the Corporation under this Agreement which come into existence after the Initial Cut-Off Date, shall be payable on the Distribution Date following the Monthly Period in which such Receivables are conveyed by the Account Owner to the Corporation in an amount equal to the balance of the Principal Receivables so conveyed (the "New Principal Receivables"), adjusted to reflect such factors as the Account Owner and the Corporation mutually agree will result in a Purchase Price determined to be not less than the fair market value of such New Principal Receivables.

            (b) The Purchase Price to be paid by the Corporation on the Initial Closing Date and on each Distribution Date following a Monthly Period during which New Principal Receivables are conveyed to the Corporation shall be paid in cash.

            Section 3.02. Adjustments to Purchase Price. The Purchase Price shall be adjusted on each Distribution Date (a "Credit Adjustment") with respect to any Receivable previously conveyed to the Corporation by the Account Owner which has since been reversed by the Account Owner or the Servicer because of a rebate, refund, unauthorized charge or billing error to an Obligor or because such Receivable was created in respect of merchandise which was refused or returned or due to the occurrence of any other event referred to in Section 3.09 of the Pooling and Servicing Agreement. The amount of such adjustment shall equal (x) the reduction in the Principal Receivables resulting from the occurrence of such event multiplied by (y) the quotient (expressed as a percentage) of (i) the Purchase Price for Principal Receivables payable on such Distribution Date computed in accordance with Section 3.01 hereof divided by
(ii) the Principal Receivables paid for on such date pursuant to such Section
3.01. In the event that an adjustment pursuant to this Section 3.02 causes the Purchase Price to be a negative number, the Account Owner agrees that, not later than 1:00 P.M. New York City time on such Distribution Date, the Account Owner shall pay to the Corporation an amount equal to the amount by which the Purchase Price minus the Credit Adjustment would be reduced below zero.


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

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

            Section 4.01. Representations and Warranties of the Account Owner Relating to the Account Owner. The Account Owner hereby represents and warrants to, and agrees with, the Corporation as of the Initial Closing Date and on each Addition Date, that:

            (a) Organization and Good Standing. The Account Owner is a state banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has, in all material respects, full power and authority to own or lease its properties and conduct its business as such properties are presently owned or leased and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

            (b) Due Qualification. The Account Owner is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Cardholder Agreement relating to an Account, or any Receivable unenforceable by the Account Owner, the Servicer or the Trustee and (ii) have a material adverse effect on the interests of the Certificateholders.

            (c) Due Authorization. The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto, including any Supplemental Conveyance (such other documents or instruments, collectively, the "Conveyance Papers"), and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been (i) duly authorized by the Account Owner by all necessary corporate action on the part of the Account Owner and (ii) each of this Agreement and the Conveyance papers will remain, from the time of its execution, an official record of the Account Owner.

            (d) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by the Account Owner, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to the Account Owner will not conflict with or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Account Owner is a party or by which it or any of its properties are bound.

            (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Account Owner, threatened against the Account Owner, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this


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

Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of the Account Owner, would materially and adversely affect the performance by the Account Owner of its obligations under this Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that, in the reasonable judgment of the Account Owner, would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of the Trust or any Certificates under the United States Federal or any state income or franchise tax systems.

            (f) All Consents. All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required to be obtained, effected or given by the Account Owner in connection with the execution and delivery by the Account Owner of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement or the Conveyance Papers by the Account Owner have been duly obtained, effected or given and are in full force and effect, except for approvals, authorizations, consents, orders or other actions which if not obtained will not individually or in the aggregate have any material adverse effect upon the ability of the Account Owner to execute, deliver and perform under this Agreement and the Conveyance Papers.

            (g) No Insolvency Event. No Insolvency Event with respect to the Account Owner has occurred and the transfer of the Receivables and other Purchased Assets by the Account Owner to the Corporation as contemplated by this Agreement has not been made in contemplation thereof.

            (h) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by the Account Owner and the fulfillment of the terms contemplated herein and therein applicable to the Account Owner will not conflict with or violate any Requirements of Law applicable to the Account Owner.

            The representations and warranties set forth in this Section 4.01 shall survive the transfer and assignment of the Receivables to the Corporation and the transfer and assignment by the Corporation to the Trust. Upon discovery by the Account Owner, the Corporation or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

            Section 4.02. Representations and Warranties of the Account Owner Relating to the Agreement and the Receivables.

            (a) Representations and Warranties. The Account Owner hereby represents and warrants to the Corporation as of the date of this Agreement, as of the Initial Closing Date and, with respect to Additional Accounts, as of the related Addition Date that:

            (i) this Agreement and, in the case of Additional Accounts, the related Supplemental Conveyance, each constitutes a legal, valid and binding obligation of the Account Owner enforceable against the Account Owner in accordance with its terms,


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

      except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally from time to time in effect or general principles of equity (whether considered in a suit of law or in equity);

            (ii) as of the Initial Cut-Off Date, and as of the related Addition Cut-Off Date with respect to Additional Accounts, Schedule I to this Agreement (composed of the list of accounts) as supplemented to such date, is an accurate and complete listing in all material respects of all the Accounts the Receivables in which were transferred and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date or such applicable Addition Cut-Off Date, as the case may be, and as of the Initial Cut-Off Date, the aggregate amount of Receivables in all the Initial Accounts was $216,112,004.17, of which $215,549,390.57 were Principal Receivables;

            (iii) each Receivable has been conveyed to the Corporation free and clear of any Lien;

            (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Account Owner in connection with the conveyance of the Receivables to the Corporation have been duly obtained, effected or given and are in full force and effect, except for authorizations, consents, orders or other approvals of or registrations or declarations which if not obtained, effected or given will not individually or in the aggregate have any material adverse effect upon the conveyance of the Receivables to the Corporation or the ability of the Account Owner to enter into this Agreement and the Conveyance Papers or to perform hereunder or thereunder;

            (v) this Agreement and, in the case of Additional Accounts, any related Supplemental Conveyance constitutes a valid sale, transfer and assignment to the Corporation of all right, title and interest of the Account Owner in the Receivables conveyed to the Corporation by the Account Owner and the proceeds thereof; upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Corporation shall have a first priority perfected ownership interest in such property and proceeds;

            (vi) on the Initial Cut-Off Date, each Initial Account is an Eligible Account and, in the case of Additional Accounts, on the Addition Cut-Off Date, each related Additional Account is an Eligible Account;

            (vii) on the Initial Cut-Off Date, each Receivable then existing and conveyed to the Corporation is an Eligible Receivable, and in the case of Additional Accounts, on the applicable Addition Cut-Off Date, each Receivable contained in such Additional Account and conveyed to the Corporation is an Eligible Receivable;

            (viii) as of the date of the creation of any new Receivable, such Receivable is an Eligible Receivable; and

            (ix) no selection procedures believed by the Account Owner to be materially adverse to the interests of the Corporation or the Investor Certificateholders have been used in selecting such Accounts.

            (b) Notice of Breach. The representations and warranties set forth in this Section 4.02 shall survive the transfer and assignment of the Receivables to the Corporation and the transfer and assignment by the Corporation to the Trust. Upon discovery by either the Account Owner, the Corporation, the Servicer or the Trustee of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give prompt written notice to the others. The Account Owner hereby acknowledges that the Corporation intends to rely on the representations hereunder in connection with representations made by the Corporation to secured parties, assignees or subsequent transferees including but not limited to transfers made by the Corporation to the Trust pursuant to the Pooling and Servicing Agreement and that the Trustee may enforce such representations directly against the Account Owner.

            Section 4.03. Representations and Warranties of the Corporation. As of the Initial Closing Date, the Corporation hereby represents and warrants to, and agrees with, the Account Owner that:

            (a) Organization and Good Standing. The Corporation is a corporation duly organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own or lease its properties and conduct its business as such properties are presently owned or leased and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

            (b) Due Authorization. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by the Corporation by all necessary corporate action on the part of the Corporation.

            (c) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by the Corporation, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to the Account Owner, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Corporation is a party or by which it or any of its properties are bound.

            (d) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by the Corporation and the fulfillment of the terms contemplated herein and therein applicable to the Corporation will not conflict with or violate any Requirements of Law applicable to the Corporation.

            (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Corporation, threatened against the Corporation, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers,
(iii) seeking any determination or ruling that, in the reasonable judgment of the Corporation, would materially and adversely affect the performance by the Corporation of its obligations under this Agreement or the Conveyance Papers or
(iv) seeking any determination or ruling that, in the reasonable judgment of the Corporation, would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

            (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Corporation in connection with the execution and delivery by the Corporation of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers have been duly obtained, effected or given and are in full force and effect; except for approvals, authorizations, consents or orders which if not obtained will not individually or in the aggregate have any material adverse effect upon the ability of the Corporation to execute, deliver and perform under this Agreement and the Conveyance Papers.

            The representations and warranties set forth in this Section 4.03 shall survive the conveyance of the Receivables to the Corporation and the conveyance by the Corporation to the Trust. Upon discovery by the Corporation or the Account Owner of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party and the Trustee within three Business Days following such discovery.

                                    ARTICLE V

                                    COVENANTS

            Section 5.01. Covenants of the Account Owner. The Account Owner hereby covenants and agrees with and for the benefit of the Corporation as follows:

            (a) Receivables To Be Accounts or General Intangibles. Except in connection with its enforcement or collection of a Receivable, the Account Owner will take no action to cause any Receivable to be evidenced by any instrument or chattel paper (as defined in the UCC as in effect in the State of Delaware and, if any Receivable is so evidenced, it shall be deemed to be an Ineligible Receivable in accordance with Section 6.01(a) hereof and shall be reassigned to the Account Owner in accordance with Section

6.01(b) hereof; provided, however, that Receivables evidenced by notes taken from Obligors in the ordinary course of business of the Servicer's collection efforts shall not be deemed Ineligible Receivables solely as a result thereof. In addition, the Account Owner agrees that tit will not take any other action to cause any Receivable to be anything other than an "account" or a "general intangible" (as such terms are defined in the UCC as in effect in the State of Delaware).

            (b) Security Interests. Except for the conveyance hereunder, the Account Owner will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with the Corporation's ownership of the Receivables and other Purchased Assets or grant, create, incur, assume or suffer to exist any Lien on any Receivable or other Purchased Assets, whether now existing or hereafter created, or any interest therein, and the Account Owner shall not claim any ownership interest in the Receivables or in other Purchased Assets and shall defend the right, title and interest of the Corporation in, to and under the Receivables and other Purchased Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Account Owner; provided, however, that nothing in this subsection 5.01(b) shall prevent or be deemed to prohibit the Account Owner from suffering to exist upon any of the Receivables transferred by it to the Corporation any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Account Owner shall be currently contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

            (c) Account Allocations. In the event that the Account Owner is unable for any reason to transfer Receivables to the Corporation in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 8.02 hereof or any order of any Governmental Authority), then, in any such event, the Account Owner agrees (except as prohibited by any such order) to allocate and pay to the Corporation, after the date of such inability, all amounts in the manner by which the Corporation will allocate and pay to the Trust after such inability by the Corporation pursuant to Section 2.11 of the Pooling and Servicing Agreement.

            (d) Delivery of Collections. In the event that the Account Owner receives Collections, the Account Owner agrees to pay to the Corporation (or to the Servicer if the Corporation so directs) all such Collections as soon as practicable after receipt thereof.

            (e) Notice of Liens. The Account Owner shall notify the Corporation promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder and under the Pooling and Servicing Agreement or Liens permitted under subsection 5.01(b) hereof.

            (f) Documentation of Transfer. The Account Owner shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the Purchased Assets to the Corporation. This Agreement and any amendments hereto will be maintained, continuously, as an official record of the Account Owner.

            (g) Sale. The Account Owner agrees to treat the Conveyance, for all purposes (including all relevant tax and financial accounting purposes) as a sale on all federal and state tax returns, financial statements and other applicable documents.

            Section 5.02. Covenants of the Account Owner with Respect to Portfolio Yield and Cardholder Agreements. The Account Owner, hereby agrees, for the benefit of the Corporation that:

            (a) Periodic Finance Charges and Other Fees. (i) Except (x) as otherwise required by any Requirement of Law, or (y) as is deemed by the Account Owner to be necessary in order for it to maintain its credit card business on a competitive basis based on a good faith assessment by it of the nature of its competition in the credit card business, it shall not at any time reduce the annual percentage rate of the Periodic Finance Charges assessed on the Receivables transferred by it to the Corporation or other fees charged on any of the Accounts if, as a result of any such reduction, either (i) the Account Owner's reasonable expectation is that such reduction will cause a Pay Out Event or Reimbursement Event to occur or (ii) such reduction is not also applied to any comparable segments of consumer revolving credit card accounts owned by the Account Owner which have characteristics the same as, or substantially similar to, such Accounts.

            (b) Cardholder Agreements and Credit Card Guidelines. The Account Owner shall comply with and perform its obligations under the Cardholder Agreements relating to the Accounts and the Credit Card Guidelines and all applicable rules and regulations of MasterCard and VISA or their respective substantial equivalents except insofar as any failure so to comply or perform would not materially and adversely affect the rights of the Trust or the Certificateholders under the Pooling and Servicing Agreement. Subject to compliance with all Requirements of Law, the Account Owner may change the terms and provisions of the Cardholder Agreements or the Credit Card Guidelines with respect to any of the Accounts in any respect (including the calculation of the amount or the timing, of charge-offs and the Periodic Finance Charges and other fees to be assessed thereon) only if in the reasonable judgment of the Account Owner such change is made applicable to any comparable segment of the consumer revolving credit card accounts owned by the Account Owner which have characteristics the same as, or substantially similar to, such Accounts.

            (c) MasterCard and VISA. The Account Owner, to the extent applicable to Accounts owned or serviced by it, shall use its best efforts to remain, either directly or indirectly, a member in good standing of the MasterCard system, the VISA system and any other similar entity's or organization's system relating to any other type of consumer revolving credit card accounts included as Accounts.

            (d) Provide Information. The Corporation covenants that the Corporation will provide the Account Owner with such information as the Account Owner may reasonably request to enable the Account Owner to determine compliance with the covenants contained in Section 5.02(a) and (b) above.

                                   ARTICLE VI

                              REPURCHASE OBLIGATION

            Section 6.01. Reassignment of Ineligible Receivables.

            (a) In the event (i) any representation or warranty under Section 4.02(a)(ii), (iii), (iv), (vi), (vii), (viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account or (ii) there is a breach of the covenant set forth in Section 5.01(a) hereof and as a result of such untrue or incorrect representation or warranty or such breach the Corporation is required to accept reassignment of Ineligible Receivables previously sold by the Account Owner to the Corporation pursuant to Section 2.05(a) of the Pooling and Servicing Agreement, the Account Owner shall accept reassignment of the Corporation's interest in such Ineligible Receivables on the terms and conditions set forth in
Section 6.01(b) hereof.

            (b) the Account Owner shall accept reassignment of any Ineligible Receivables previously sold by the Account Owner to the Corporation from the Corporation on the date on which such reassignment obligation arises, and shall pay for such reassigned Ineligible Receivables by paying to the Corporation, not later than 3:00 p.m., New York City time on such date, an amount equal to the unpaid principal balance of such Ineligible Receivables plus accrued and unpaid finance charges at the annual percentage rate applicable to such Receivables from the last date billed through the end of the Monthly Period in which such reassignment obligation arises (the "Repurchase Price"). Upon reassignment of such Ineligible Receivables, the Corporation shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Account Owner, without recourse, representation or warranty, all the right, title and interest of the Corporation in and to such Ineligible Receivables, all monies due or to become due with respect thereto and all proceeds thereof; and such reassigned Ineligible Receivables shall be treated by the Corporation as collected in full as of the date on which they were transferred. The Corporation shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Account Owner to effect the conveyance of such Ineligible Receivables pursuant to this subsection.

            Section 6.02. Reassignment of Receivables in Trust Portfolio. In the event any representation or warranty set forth in Section 4.01(a) or (c) or
Section 4.02(a)(i) or (a)(v) hereof is not true and correct in any material respect and, as a result of such breach, the Corporation is required to accept a reassignment of the Receivables previously sold by the Account Owner to the Corporation pursuant to Section 2.06 of the Pooling and Servicing Agreement, the Account Owner shall be obligated to accept a reassignment of the Corporation's interest in such Receivables on the terms set forth below.

            The Account Owner shall pay to the Corporation by depositing in the Collection Account in immediately available funds, not later than 12:00 noon New York City time, on the first Distribution Date following the Monthly Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the amount specified in Section 2.06 of the Pooling and Servicing Agreement.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

            Section 7.01. Conditions to the Corporation's Obligations Regarding Initial Receivables. The obligations of the Corporation to purchase the Receivables in the Initial Accounts on the Initial Closing Date shall be subject to the satisfaction of the following conditions:

            (a) All representations and warranties of the Account Owner contained in this Agreement shall be true and correct on the Initial Closing Date with the same effect as though such representations and warranties had been made on such date;

            (b) All information concerning the Initial Accounts provided to the Corporation shall be true and correct in all material respects as of the Initial Cut-Off Date;

            (c) the Account Owner shall have (i) delivered to the Corporation a schedule of Accounts as of the Initial Cut-Off Date and (ii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

            (d) the Account Owner shall have recorded and filed, at its expense, any financing statement with respect to the Receivables (other than Receivables in Additional Accounts) now existing and hereafter created for the transfer of accounts and general intangibles (each as defined in Section 9-106 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdiction as would be necessary to perfect the sale of and security interest in the Receivables and other Purchased Assets from the Account Owner to the Corporation, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Corporation;

            (e) On or before the Initial Closing Date, the Corporation and the Trustee shall have entered into the Pooling and Servicing Agreement and the closing under the Pooling and Servicing Agreement shall take place simultaneously with the initial closing hereunder; and

            (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Corporation, and the Corporation shall have received from the Account Owner copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Corporation may reasonably have requested.

            Section 7.02. Conditions Precedent to the Account Owner's Obligations. The obligations of the Account Owner to sell Receivables in the Initial Accounts on the Initial Closing Date shall be subject to the satisfaction of the following conditions:

            (a) All representations and warranties of the Corporation contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

            (b) Payment or provision for payment of the Purchase Price in accordance with the provision of Section 3.01 hereof shall have been made; and

            (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Account Owner, and the Account Owner shall have received from the Corporation copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Account Owner may reasonably have requested.

                                  ARTICLE VIII

                          TERM AND PURCHASE TERMINATION

            Section 8.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until the termination of the Trust as provided in Article XII of the Pooling and Servicing Agreement.

            Section 8.02. Purchase Termination. If the Account Owner shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or if a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Account Owner in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of the Account Owner or for any substantial part of the Account Owner's property, or for the winding-up or liquidation of the Account Owner's affairs and, if instituted against the Account Owner, any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days, or any of the actions sought in such proceeding shall occur; or if the Account Owner shall commence a voluntary case under any Debtor Relief Law, or if the Account Owner shall consent to the entry of an order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of, or for, any substantial part of its property, or any general assignment for the benefit of its creditors; or the Account Owner or any subsidiary of the Account Owner shall have taken any corporate action in furtherance of any of the foregoing actions (each an "Insolvency Event"); then the Account Owner shall immediately cease to transfer Principal Receivables to the Corporation and shall promptly give notice to the Corporation and the Trustee of such Insolvency Event.

Notwithstanding any cessation of the transfer to the Corporation of additional Principal Receivables, Principal Receivables transferred to the Corporation prior to the occurrence of such Insolvency Event and Collections in respect of such Principal Receivables and Finance Charge Receivables whenever created, accrued in respect of such Principal Receivables, shall continue to be property of the Corporation available for transfer by the Corporation to the Trust pursuant to the Pooling and Servicing Agreement.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

            Section 9.01. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Corporation and the Account Owner in accordance with this Section 9.01. This Agreement and any Conveyance Papers may be amended from time to time by the Corporation and the Account Owner (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers, (iv) to change or modify the Purchase Price and (v) to change, modify, delete or add any other obligation of the Account Owner or the Corporation; provided, however, that no amendment pursuant to clause (iv) or (v) of this Section 9.01 shall be effective unless the Account Owner and the Corporation have been notified in writing that the Rating Agency Condition has been satisfied; provided, further, that such action shall not (as evidenced by an Opinion of Counsel delivered to the Trustee) adversely affect in any material respect the interests of the Trustee or the Investor Certificateholders, unless the Trustee shall consent thereto. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to each Rating Agency.

            Section 9.02. Governing Law. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 9.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of the Account Owner, The Travelers Bank USA, 100 Commerce Drive, Newark, Delaware 19713 (telephone: 302- 454-5500), (b) in the case of the Corporation, CC Credit Card Corporation, 100 Commerce Drive, Suite 300B, Newark, Delaware 19713 (telephone: 302-451-6456), or (c) in the case of the Trustee, The Bank of New York, 101 Barclay Street, 21 West, New York, New York

10286, Attention: Corporate Trust Department--Trustee; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

            Section 9.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

            Section 9.05. Assignment. Notwithstanding anything to the contrary contained herein, other than the Corporation's assignment of its rights, title, and interests in, to, and under this Agreement to the Trustee for the benefit of the beneficiaries of the Trust, including the Certificateholders as contemplated by the Pooling and Servicing Agreement and Section 9.06 hereof, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto; provided, however, that the Account Owner shall have the right to assign its rights, title and interests, in to and under this Agreement to (i) any successor by merger assuming this Agreement (ii) to any affiliate owned directly or indirectly by Commercial Credit Company which assumes the obligations of this Agreement or (iii) to any entity provided that the Rating Agency Condition has been satisfied.

            Section 9.06. Acknowledgement and Agreement of the Account Owner. By execution below, the Account Owner expressly acknowledges and agrees that all of the Corporation's right, title, and interest in, to, and under this Agreement, including, without limitation, all of the Account Owner's right, title, and interest in and to the Receivables and other Purchased Assets purchased pursuant to this Agreement, shall be assigned by the Corporation to the Trustee for the benefit of the beneficiaries of the Trust, including the Certificateholders, and the Corporation consents to such assignment. The Account Owner further agrees that notwithstanding any claim, counterclaim, right of setoff or defense which it may have against the Corporation, due to a breach by the Corporation of this Agreement or for any other reason, and notwithstanding the bankruptcy of the Corporation or any other event whatsoever, the Account Owner's sole remedy shall be a claim against the Corporation for money damages and, then only to the extent of funds received by the Corporation pursuant to the Pooling and Servicing Agreement, and in no event shall the Corporation assert any claim on or any interest in the Receivables and other Purchased Assets or any proceeds thereof or take any action which would reduce or delay receipt by Certificateholders of collections with respect to the Receivables and other Purchased Assets. Additionally, the Account Owner agrees for the benefit of the Trustee that any amounts payable by the Account Owner to the Corporation hereunder which are to be paid by the Corporation to the Trustee for the benefit of the Certificateholders shall be paid by the Corporation, on behalf of the Corporation, directly to the Trustee.

            Section 9.07. Further Assurances. The Account Owner and the Corporation agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party or the Trustee more fully to effect the purposes of this Agreement, the Conveyance Papers and the Pooling and

Servicing Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables and other Purchased Assets for filing under the provisions of the UCC or other law of any applicable jurisdiction.

            Section 9.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Corporation or the Account Owner, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Subject to Section 9.06, the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

            Section 9.09. Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

            Section 9.10. Binding; Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Trustee shall be considered a third-party beneficiary of this Agreement.

            Section 9.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

            Section 9.12. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

            Section 9.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

            Section 9.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by the Corporation to the Trust pursuant to the Pooling and Servicing Agreement.

            Section 9.15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Account Owner shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Corporation to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Corporation under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Corporation or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Corporation.

            IN WITNESS WHEREOF, the Corporation and the Account Owner have caused this Receivables Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.


                                          TRAVELERS BANK & TRUST, fsb,
                                            as Account Owner


                                          By: /s/ Charles Haug
                                              -------------------------
                                              Name: Charles Haug
                                              Title: SVP & CFO



                                          CC CREDIT CARD CORPORATION,
                                            as Corporation


                                          By: /s/ Barbara Yastine
                                              -------------------------
                                              Name: Barbara Yastine
                                              Title: President



               [Signature Page to Receivables Transfer Agreement]

                                                                       EXHIBIT A


                         FORM OF SUPPLEMENTAL CONVEYANCE

                         (As required by Section 2.04 of
                       the Receivables Transfer Agreement)


            SUPPLEMENTAL CONVEYANCE No. dated as of , 19 , by and between THE TRAVELERS BANK USA, as Account Owner ("the Account Owner"), and CC CREDIT CARD CORPORATION as Corporation (the "Corporation"), pursuant to the Receivables Transfer Agreement referred to below.

                                   WITNESSETH:

            WHEREAS, the Corporation and the Account Owner are parties to a Receivables Transfer Agreement, dated as of March 1, 1998 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivables Transfer Agreement");

            WHEREAS, pursuant to the Receivables Transfer Agreement, the Corporation wishes to designate Additional Accounts to be included as Accounts and the Account Owner wishes to convey its right, title and interest in the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Corporation pursuant to the Receivables Transfer Agreement (as each such term is defined in the Receivables Transfer Agreement); and

            WHEREAS, the Corporation is willing to accept such designation and conveyance subject to the terms and conditions hereof.

            NOW, THEREFORE, the Corporation and the Account Owner hereby agree as follows:

            1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Receivables Transfer Agreement unless otherwise defined herein.

            "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, ________________, 19__.

            "Addition Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, _________ __, 19__.

            2. Designation of Additional Accounts. The Account Owner delivers herewith a computer file or microfiche list containing a true and complete schedule identifying all such Additional Accounts and specifying for each such Account, as of the Addition Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Account. Such computer file, microfiche list or other documentation (each an "Account Schedule") shall be as of the date of this Supplemental Conveyance incorporated into and made part of this Supplemental Conveyance and is marked as
Schedule I to this Supplemental Conveyance.

            3. Conveyance of Receivables.

            (a) The Account Owner does hereby sell, transfer, assign, set over and otherwise convey to the Corporation, without recourse except as provided in the Receivables Transfer Agreement, all its right, title and interest in, to and under the Receivables generated by such Additional Accounts, existing at the close of business on the Addition Cut-Off Date and thereafter created until termination of the Receivables Transfer Agreement, all monies due or to become due and all amounts received with respect thereto and all "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof (but not including the right to receive Recoveries with respect to such Receivables).

            (b) In connection with such sale, the Account Owner agrees to record and file, at its own expense, one or more financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created, for the transfer of accounts and general intangibles meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of and the security interest in the Receivables to the Corporation, and to deliver a file-stamped copy of such financing statement or other evidence of such filing to the Corporation.

            (c) In connection with such sale, the Account Owner further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, (i) to indicate in its computer files with the code _____ or _____ or any other clearly specified code in the FDR Account Flagged field of such computer files that the Receivables created in connection with such Additional Accounts have been conveyed to the Corporation in accordance with the Receivables Transfer Agreement and this Supplemental Conveyance and have been conveyed by the Corporation to the Trustee pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders by including in such computer files the code identifying each such Account and (ii) to deliver to the Corporation or the Trustee, as the Corporation's nominee, a computer file or microfiche list containing a true and complete list of all Receivables created in connection with the Additional Accounts designated hereby which have been conveyed to the Corporation pursuant to this Supplemental Conveyance.

            4. Acceptance by the Corporation. The Corporation hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Corporation pursuant to
Section 3(a) of this Supplemental Conveyance, and declares that it shall maintain such right, title and interest. The Corporation further acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, the Account Owner delivered to the Corporation the computer file or microfiche list described in Section 2 of this Supplemental Conveyance.

            5. Representations and Warranties of the Account Owner. The Account Owner hereby represents and warrants to the Corporation as of the date of this Supplemental Conveyance and as of the Addition Date that:

            (a) Legal, Valid and Binding Obligation. This Supplemental Conveyance constitutes a legal, valid and binding obligation of the Account Owner enforceable against the Account Owner in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

            (b) Eligibility of Accounts. On the Addition Cut-Off Date, each Additional Account designated hereby is an Eligible Account;

            (c) No Liens. Each Receivable in an Additional Account designated hereby has been conveyed to the Corporation free and clear of any Lien;

            (d) Eligibility of Receivables. On the Addition Cut-Off Date, each Receivable existing in an Additional Account designated hereby is an Eligible Receivable and as of the date of creation of any Receivable in an Additional Account designated hereby, such Receivable is an Eligible Receivable;

            (e) Selection Procedures. No selection procedure believed by the Account Owner to be adverse to the interests of the Corporation or the Investor Certificateholders was utilized in selecting the Additional Accounts;

            (f) Transfer of Receivables. This Supplemental Conveyance constitutes a valid sale, transfer and assignment to the Corporation of all right, title and interest of the Account Owner in the Receivables arising in the Additional Accounts designated hereby now existing or hereafter created, all monies due or to become due, all amounts received with respect thereto, the "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof and the Recoveries with respect thereto;

            (g) No Conflict. The execution and delivery of this Supplemental Conveyance, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Account Owner is a party or by which it or its properties are bound;

            (h) No Violation. The execution and delivery of this Supplemental Conveyance by the Account Owner, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof applicable to the Account Owner will not conflict with or violate any Requirements of Law applicable to the Account Owner;

            (i) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Account Owner, threatened against the Account Owner before any Governmental Authority (i) asserting the invalidity of this Supplemental Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of the Account Owner, would materially and adversely affect the performance by the Account Owner of its obligations under this Supplemental Conveyance or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance; and

            (j) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Account Owner in connection with the execution and delivery of this Supplemental Conveyance by the Account Owner and the performance of the transactions contemplated by this Supplemental Conveyance by the Account Owner, have been obtained, except for authorizations, consents, orders or approvals which, if not obtained, will not individually or in the aggregate have any material adverse effect upon the conveyance of the Receivables to the Corporation or the ability of the Account Owner to execute and deliver this Supplemental Conveyance or to perform the transactions contemplated hereby.

            6. Ratification of the Receivables Transfer Agreement. The Receivables Transfer Agreement is hereby ratified, and all references to the "Receivables Transfer Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Receivables Transfer Agreement as supplemented by this Supplemental Conveyance. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Transfer Agreement shall remain unamended and shall continue to be, and shall, remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Transfer Agreement.

            7. Counterparts. This Supplemental Conveyance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

            8. Governing Law. This Supplemental Conveyance shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined is accordance with such laws.

            IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

                                          CC CREDIT CARD CORPORATION


                                          By: __________________________________
                                              Name:_____________________________
                                              Title:____________________________



                                          THE TRAVELERS BANK USA


                                          By: __________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                                                   Schedule I to
                                                                    Supplemental
                                                                      Conveyance


                               Additional Accounts

                                                                      Schedule I
                                                                  to Receivables
                                                              Transfer Agreement


                                LIST OF ACCOUNTS

                        DEEMED INCORPORATED BY REFERENCE